UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 25, 2006

                                 ConocoPhillips
             (Exact name of registrant as specified in its charter)

           Delaware                  001-32395                  01-0562944
(State or other jurisdiction of     (Commission              (I.R.S. Employer
        incorporation)              File Number)             Identification No.)


                             600 North Dairy Ashford
                              Houston, Texas 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

     On January 25, 2006, ConocoPhillips issued a press release announcing the company's financial and operating results for the quarter ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference. Additional financial and operating information about the quarter is furnished as Exhibits 99.2 and 99.3 hereto and incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

          99.1  --  Press release issued by ConocoPhillips on January 25, 2006.

          99.2  --  Financial and operational tables.

          99.3  --  Supplemental financial information.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CONOCOPHILLIPS



                                                  /s/ Rand C. Berney
                                     -------------------------------------------
                                                   Rand C. Berney
                                             Vice President and Controller

January 25, 2006


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                                  EXHIBIT INDEX


Exhibit
No.           Description
---           -----------

99.1          Press release issued by ConocoPhillips on January 25, 2006.

99.2          Financial and operational tables.

99.3          Supplemental financial information.


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